                                 EXHIBIT 99 (G)

                    Liberty Bancshares, Inc. and Subsidiary
           Consolidated Financial Statements dated September 30, 1993

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                                       September 30, 1993     December 31, 1992
                                                       ----------------------------------------
                                                             (unaudited)
                                    ASSETS
                                    ------
Cash                                                      $   3,670,895           3,577,752
Interest-bearing deposits in other banks                      1,147,349           1,664,385
Federal funds sold                                           10,575,000          12,925,000
                                                            -------------------------------
         Total cash and cash equivalents                     15,393,244          18,167,137

Securities:
 Investment securities (estimated market value
  of $17,076,391 and $15,051,938 at September 30, 1993,
  unaudited, and December 31, 1992, respectively)            17,076,070          14,948,790
 Mortgage-backed securities (estimated market value
  of $4,038,894 and $5,944,484 at September 30, 1993,
  unaudited, and December 31, 1992, respectively)             4,096,215           5,709,230
 Securities available for sale (estimated market value
  of $7,544,872 and $8,635,878 at September 30, 1993,
  unaudited, and December 31, 1992, respectively)             6,750,130           7,832,824
Loans held for sale (estimated market value
  of $ 3,722,454 and $1,786,296 at September 30, 1993,
  unaudited, and December 31, 1992, respectively)             3,660,500           1,762,193
Loans receivable, net (note 4)                              121,393,107         117,220,820
Accrued interest receivable                                   1,108,355           1,157,795
Premises and equipment, net                                   2,269,194           2,280,037
Real estate owned, net                                          373,935             129,856
Federal Home Loan Bank stock, at cost                         1,268,000           1,226,300
Deferred income taxes (note 5)                                  236,486             124,607
Other assets                                                    182,204             109,336
                                                            -------------------------------

    Total assets                                          $ 173,807.440         170,668,925
                                                            ===============================

   LIABILITIES AND STOCKHOLDERS' EQUITY
   ------------------------------------

Deposits                                                    152,109,632         151,274,462
Accrued interest payable                                        179,187             140,165
Advance payments by borrowers for taxes
  and insurance                                               1,038,055             494,945
Income taxes (note 5)                                            44,232              54,597
Accrued expenses and other liabilities                          519,953             431,886
Employee Stock Ownership Plan loan payable                      384,712             468,438
                                                            -------------------------------
    Total liabilities                                       154,275,771         152,864,493
                                                            -------------------------------

Stockholders' equity:
  Preferred stock of $1.00 par value, authorized
   1,000,000 shares, none issued or outstanding                    -                   -
  Common stock, $1.00 par value, authorized
   4,000,000 shares, 634,215 issued and outstanding             634,215             634,215
  Additional paid-in capital                                  5,073,091           5,073,091
  Employee Stock Ownership Plan borrowings                     (384,712)           (468,438)
  Retained earnings - substantially restricted               14,209,075          12,565,564
                                                            -------------------------------

    Total stockholders' equity                               19,531,669          17,804,432
                                                            -------------------------------

    Total liabilities and
      stockholders' equity                                $ 173,807,440         170,668,925
                                                            ===============================

See accompanying notes to consolidated financial statements.

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF EARNINGS


                                        Three Months Ended              Nine Months Ended
                                           September 30,                   September 30,
                                        1993            1992            1993            1992
                                        ----------------------------------------------------
                                    (unaudited)     (unaudited)     (unaudited)     (unaudited)
 Interest income:
  First mortgage loans            $  1,881,674       2,197,390       5,810,726       6,815,686
  Consumer and other loans             675,750         629,530       2,002,576       1,872,039
  Interest and
   dividends on investments            152,552         275,380         550,836         947,160
  Interest and dividends on
   securities available for sale        93,983            -            317,017            -
  Interest on deposits with banks      145,476         102,153         381,347         307,319
  Mortgage-backed securities            85,082         223,077         278,789         715,503
                                     ---------------------------------------------------------
    Total interest income            3,034,517       3,427,530       9,341,291      10,657,707
                                     ---------------------------------------------------------

Interest expense on deposits         1,493,966       1,777,067       4,567,719       5,744,241
Interest on borrowed funds               6,044           8,152          19,112          26,980
                                     ---------------------------------------------------------
  Total interest expense             1,500,010       1,785,219       4,586,831       5,771,221
                                     ---------------------------------------------------------

    Net interest income              1,534,507       1,642,311       4,754,460       4,886,486

Provision for loan losses (Note 4)      30,000          75,000         135,265         108,276
                                     ---------------------------------------------------------
    Net interest income after
     provision for loan losses       1,504,507       1,567,311       4,619,195       4,778,210
                                     ---------------------------------------------------------

Non-interest income (expense):
  Gain on sales of
   interest-earning assets, net         99,766         112,780         545,450         202,024
  Loan servicing fees                   34,526          25,356         100,741          71,993
  Other loan fees                       74,435          87,041         225,311         246,776
  Service charges                       98,216          86,371         279,962         231,597
  Gain (loss) on sale of
   real estate owned, net                 (352)             56          11,387          (4,737)
  Other operating income                41,062          31,345          92,450          78,123
                                     ---------------------------------------------------------
    Total non-interest income          347,653         342,949       1,255,301         825,776
                                     ---------------------------------------------------------

General and administrative expenses:
  Compensation and benefits            493,101         478,914       1,459,378       1,378,757
  Occupancy and equipment               98,633          98,744         289,220         288,066
  Federal deposit insurance premiums    86,799          84,576         218,455         258,222
  Provision for losses on real estate
   acquired through foreclosure           -              7,246            -             83,074
  Data processing service fees          69,367          66,332         201,886         193,574
  Stationery and supplies               44,099          41,662         133,183         107,132
  Other operating expenses             279,611         251,168         881,280         787,934
                                     ---------------------------------------------------------
    Total general and
      administrative expenses        1,071,610       1,028,642       3,183,402       3,096,759
                                     ---------------------------------------------------------


                                         LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                                                 Three Months Ended              Nine Months Ended
                                                    September 30,                   September 30,
                                                 1993            1992            1993            1992
                                                 ----------------------------------------------------
                                             (unaudited)     (unaudited)     (unaudited)     (unaudited)
Earnings before income taxes                    780,550         881,618       2,691,094       2,507,227

Income tax expense (Note 5)                     290,580         320,934         984,468         893,400
                                            -----------------------------------------------------------

Net earnings before cumulative
 effect of change in accounting
 principle                                      489,970         560,684       1,706,626       1,613,827

Cumulative effect of change in
 accounting principle (Note 5)                     -               -            127,150            -
                                            -----------------------------------------------------------

    Net earnings                           $    489,970         560,684       1,833,776       1,613,827
                                            ===========================================================

Primary and fully diluted earnings
  per common share and common
  share equivalents:

  Earnings before cumulative
   effect of change in
   accounting principle                    $        .74             .88            2.59            2.54

  Cumulative effect of change
   in accounting principle (Note 5)                 -               -               .19             -
                                            -----------------------------------------------------------

    Net earnings                           $        .74             .88            2.78            2.54
                                            ===========================================================

Average common shares and common
  share equivalents outstanding                 659,698         634,215         659,698         634,215
                                            ===========================================================





See accompanying notes to consolidated financial statements.

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

            (For the Nine Months Ended September 30, 1992 and 1993)

                                   UNAUDITED


                                                                            Retained      Guarantee     Total
                                                              Additional    earnings-        of        stock-
                                             Common Stock      paid-in    substantially     ESOP       holders'
                                          Shares     Amount    capital     restricted     borrowings    equity
                                          --------------------------------------------------------------------

Balance at December 31, 1991               634,215  $ 634,215   5,076,846   10,791,156   (634,290)   15,867,927

 Additional conversion
 expenses (note 2)                            -          -         (3,754)        -          -           (3,754)

 Repayment of principal
 on ESOP debt                                 -          -           -            -       149,994       149,994

 Net earnings for the nine
 months ended September 30, 1992              -          -           -       1,613,827       -        1,613,827

 Payment of cash dividend
 of $.30 per share                            -          -           -        (190,265)      -         (190,265)

                                           -------   --------   ---------   ----------   ---------   ----------
Balance at September 30, 1992              634,215  $ 634,215   5,073,092   12,214,718   (484,296)   17,437,729
                                           -------   --------   ---------   ----------   ---------   ----------


Balance at December 31, 1992               634,215  $ 634,215   5,073,091   12,565,564   (468,438)   17,804,432

 Repayment of principal
 on ESOP debt                                 -          -           -            -        83,726        83,726

 Net earnings for the nine
 months ended September 30, 1993              -          -           -       1,833,776       -        1,833,776

 Payment of cash dividend
 of $.30 per share                            -          -           -        (190,265)      -         (190,265)

                                           -------   --------   ---------   ----------   ---------   ----------
Balance at September 30, 1993              634,215  $ 634,215   5,073,091   14,209,075   (384,712)   19,531,669
                                           =======    ========  ==========  ==========   =========   ==========


See accompanying notes to consolidated financial statements.

                                        LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                                        CONSOLIDATED STATEMENTS OF CASH FLOWS





                                                                                         Nine months
                                                                                     ended September 30
                                                                                   ---------------------
                                                                                   1993             1992
                                                                                   ---------------------
                                                                                 (unaudited)   (unaudited)
Cash flows from operating activities:
  Net earnings                                                                 $   1,833,776     1,613,827
  Adjustments to reconcile net earnings
   to net cash and cash equivalents (used) and
   provided by operating activities:
     Origination of mortgage loans available for sale                            (19,397,907)  (11,808,750)
     Proceeds from sale of loans available for sale                               17,806,374    15,589,990
     Amortization of deferred loan origination fees                                 (188,289)     (130,742)
     Amortization of discounts on securities                                          (4,582)       (6,814)
     Accretion of discounts on loans purchased                                      (101,101)      (98,565)
     Amortization of premium paid on deposits                                         44,866       134,663
     Provision for loan losses                                                       135,265       108,276
     Provision for losses on real estate acquired
      through foreclosure                                                               -           83,074
     Net (gain) loss on sales of:
      First mortgage loans                                                          (544,825)     (202,024)
      Real estate owned, net                                                         (11,387)        4,737
      Securities available for sale                                                     (625)         -
     Depreciation and amortization of premises
      and equipment                                                                  132,123       124,785
     Purchases of securities available for sale                                   (1,468,951)         -
     Proceeds from sale of securities available for sale                           1,691,249          -
     Principal payments on securities available for sale                               8,126          -
     Decrease (increase) in accrued interest receivable                               49,440       (67,342)
     Stock dividends on Federal Home Loan Bank stock                                 (41,700)      (39,800)
     Increase in other assets                                                        (57,597)     (109,040)
     (Decrease) increase in accrued interest payable                                  39,022       (73,558)
     Decrease in income taxes payable                                                (10,365)      (65,075)
     Increase in deferred income taxes                                              (127,150)         -
     Increase in accrued expenses and
       other liabilities                                                              88,817       156,579
                                                                                  ------------------------
            Total adjustments                                                     (1,959,197)    3,600,394
                                                                                  ------------------------
            Net cash and cash equivalents provided (used)
              by operating activities                                          $    (125,421)    5,214,221
                                                                                  ========================


                                         LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                                                                                      Nine months
                                                                                  ended September 30,
                                                                                  -------------------
                                                                                  1993          1992
                                                                                  -------------------
                                                                               (unaudited)   (unaudited)
Cash flows from investing activities:
  Net increase in loans                                                       $  (2,545,102)   (2,033,443)
  Purchase of loans                                                              (1,697,046)         -
  Principal payments on mortgage-backed securities                                2,471,790     1,968,170
  Purchases of mortgage-backed securities                                              -         (995,000)
  Purchases of investment securities                                            (19,128,578)   (7,729,844)
  Proceeds from maturities of investment securities                              17,000,000     9,600,000
  Proceeds from sale of real estate owned                                           229,345       463,130
  Purchases of premises and equipment                                              (121,280)      (76,344)
                                                                                   -----------------------
                                   Net cash and cash equivalents provided (used)
                            by investing activities                              (3,790,871)    1,196,669
                                                                                  -----------------------

Cash flows from financing activities:
  Net (decrease) increase in deposits                                               790,304    (4,482,779)
  Net increase in advances from borrowers
    for taxes and insurance                                                         543,110       549,930
  Payment of additional conversion expenses                                            -           (3,754)
  Net (decrease) increase in FHLB advances                                             (750)       14,667
  Cash paid for dividends                                                          (190,265)     (190,265)
                                                                                   -----------------------
           Net cash and cash equivalents provided (used)
                            by financing activities                               1,142,399    (4,112,201)
                                                                                  ------------------------

           Net increase (decrease) in cash and cash equivalents                  (2,773,893)    2,298,689

Cash and cash equivalents at beginning of period                              $  18,167,137    14,207,136
                                                                                 ========================

Cash and cash equivalents at end of period                                    $  15,393,244    16,505,825
                                                                                 ========================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for:
       Interest                                                               $   1,645,522     1,515,293
       Income taxes                                                                 741,000       853,500
                                                                                 ========================

SUPPLEMENTAL DISCLOSURE OF NONCASH
 INVESTING AND FINANCING ACTIVITIES:
  Foreclosures of loans during the period                                     $     462,037        26,505
  Reduction in Employee Stock Ownership Plan borrowing                              (83,726)     (149,994)
                                                                                 ========================


See accompanying notes to consolidated financial statements.

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PREPARATION

The accompanying consolidated financial statements include the accounts of Liberty Bancshares, Inc. (the "Company") and Liberty Federal Savings Bank, (the "Bank") its wholly- owned subsidiary. The accounts of the Bank include Northwest Tennessee Service Corporation, the Bank's wholly-owned subsidiary. All material intercompany accounts and transactions have been eliminated.

The unaudited interim consolidated financial statements have been prepared in accordance with the instructions for Form 10-Q and therefore, do not include all disclosures necessary for a complete presentation of financial condition, results of operations and cash flows in conformity with generally accepted accounting principles. However, all adjustments which are, in the opinion of management, necessary for the fair presentation of the interim financial statements have been included. All such adjustments are of a normal and recurring nature. The results of operations for the nine months ended September 30, 1993 are not necessarily indicative of the results which may be expected for the entire year ending December 31, 1993.

NOTE 2 - CONVERSION TO STOCK AND EARNINGS PER SHARE

The sale of 634,215 shares of $1.00 par value common stock by the Company was consummated on December 17, 1991 pursuant to a plan of conversion of the Bank from a Federally- chartered mutual savings bank to a Federally-chartered stock savings bank previously approved by the members of the Bank. From the proceeds, $634,215 was allocated to common stock and $5,076,846, which is net of conversion costs of $631,088, was allocated to additional paid-in capital.

Earnings per share were computed based on 659,698 average common shares and common share equivalents outstanding for the three and nine month periods ended September 30, 1993. Earnings per share for the three and nine month periods ended September 30, 1992 were computed based on 634,215 average common shares outstanding.

NOTE 3 - EMPLOYEE STOCK OPTION AND STOCK OWNERSHIP PLANS

In conjunction with the conversion, the Company established a stock option plan under which a total of 63,421 common shares are reserved for options. The plan establishes the exercise price of the options at least equal to the market value of the Company's common stock on the date of grant. At September 30, 1993, options for 50,740 shares had been granted under the stock option plan. No options had been exercised as of September 30, 1993.

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


Also, in conjunction with the conversion, the Bank established an Employee Stock Ownership Plan (ESOP), under which the Company will make annual contributions to a trust for the benefit of eligible employees. The contributions may be in the form of cash, other property, or common shares of the Company. The amount of the annual contributions is at the discretion of the Board of Directors of the Company. Initially, the ESOP acquired 63,429 shares of the Company's common stock financed by $634,290 in borrowings by the ESOP. The loan is payable in quarterly principal and interest installments and is scheduled to mature on December 17, 2001. Interest will accrue at the base rate charged by the lender.

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - LOANS RECEIVABLE

Loans receivable are summarized as follows:

                                                                 September 30,       December 31,
                                                                     1993               1992
                                                                 --------------------------------
                                                                    (unaudited)
First mortgage loans (principally conventional):
     Secured by one-to-four family residences                  $    75,052,405         75,455,171
     Secured by other properties                                    11,426,246         10,807,112
     Construction loans                                              1,586,100          2,043,750
     Partially guaranteed by VA or insured by FHA                    5,986,468          5,841,706
     Participation investment in loans purchased                     2,941,805          1,566,032
                                                                     ----------------------------

                                                                    96,993,024         95,713,771

Less:
     Undisbursed portion of construction loans                        (856,772)        (1,709,912)
     Loans in process                                                 (609,012)          (264,368)
     Unearned discounts                                               (423,830)          (531,860)
     Unamortized premiums                                               80,870             87,044
     Net deferred loan origination fees                               (708,189)          (633,359)
                                                                      ----------------------------

             Total first mortgage loans                             94,476,091         92,661,316
                                                                    -----------------------------

Consumer and other loans:
         Lines of credit secured by real estate                      3,857,806          3,767,196
         Floorplan                                                     839,754            716,307
         Consumer                                                   19,119,177         16,773,626
         Commercial                                                  3,129,666          3,240,199
         Share                                                       2,548,350          2,517,757
                                                                     ----------------------------

                                                                    29,494,753         27,015,085

   Less:
         Unearned income                                            (1,408,330)        (1,345,415)
                                                                    ------------------------------

                     Total consumer and other loans                 28,086,423         25,669,670
                                                                    -----------------------------

Less allowance for loan losses                                      (1,169,407)        (1,110,166)
                                                                    ------------------------------

                     Total loan portfolio                      $   121,393,107        117,220,820
                                                                   ==============================



Weighted average contractual yield                                        8.05%              8.66%
                                                                          ------------------------






                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - LOANS RECEIVABLE - Continued

The following table sets forth information with respect to the bank's non-performing loans and other problem assets at the dates indicated.

                                                                September 30,         December 31,
                                                                    1993                 1992
                                                                ----------------------------------
                                                                           (unaudited)
Loans accounted for on a
 non-accrual basis: (1)

  Real estate:
    Residential                                                $     107,828            222,568
    Commercial                                                        19,517            239,369
  Commercial                                                            -                  -
  Consumer                                                              -                  -
                                                                     --------------------------
    Total                                                            127,345            461,937
                                                                     --------------------------

Accruing loans contractually past due
 90 days or more:

  Real estate:
    Residential                                                      362,472            376,134
    Commercial                                                          -                  -
  Consumer                                                           113,607            100,381
  Commercial                                                          30,200            132,130
                                                                     --------------------------
    Total                                                            506,279            608,645
                                                                     --------------------------

Total of non-accrual and 90 days
 past due loans                                                $     633,624      $   1,070,582
                                                                     ==========================

Other non-performing assets (2)                                $     373,935      $     129,856
                                                                     ==========================


(1) The Bank has established an allowance for uncollectible interest for loans on non- accrual status, which is netted with accrued interest receivable, in the amount of $4,699 at September 30, 1993 (unaudited) and $26,612 at December 31, 1992, respectively.

(2) Other non-performing assets represents property acquired by the bank through foreclosure or repossession, in-substance foreclosure, and other repossessed collateral. This property is carried at the lower of its fair value less costs to sell or the principal balance of the related loan.

                    LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 - LOANS RECEIVABLE - Continued

Activity in the allowance for loan losses is summarized as follows:

                                                          Nine Months Ended
                                                            September 30,
                                                           1993         1992
                                                         ---------------------
                                                        (unaudited)  (unaudited)
Balance at beginning of period                           1,110,166      958,313
Provision charged to income                                135,265      108,276
Charge-offs, net of recoveries                             (76,024)     (13,181)
                                                         -----------------------

Balance at end of period                                 1,169,407    1,053,408
                                                         ======================

It is the Bank's policy to net recoveries against charge-offs. Recoveries amounted to $3,263 and $7,115 for the nine months ended September 30, 1993 and 1992, (unaudited), respectively.



NOTE 5 - INCOME TAXES

Income tax expense is summarized as follows:

                                                            Nine Months Ended
                                                               September 30,
                                                            1993          1992
                                                         ------------------------
                                                         (unaudited)  (unaudited)
Federal:
    Current                                                872,513      786,454
    Deferred                                                     -            -
                                                           --------------------

                                                           872,513      786,454
                                                           --------------------

State:
    Current                                                111,955      106,946
    Deferred                                                    -            -
                                                           --------------------
                Total                                      984,468      893,400
                                                           ====================



                               LIBERTY BANCSHARES, INC. AND SUBSIDIARY

                             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 5 - INCOME TAXES - Continued

The actual income tax expense amounts differ from the "expected" tax expense of 34% for the nine month period ended September 30, 1993 and 1992 as follows:



                                                             Nine Months Ended September 30,
                                                             -------------------------------
                                                               1993                   1992
                                                           (unaudited)            (unaudited)
                                                           ----------------------------------
                                                                  % of                   % of
                                                                 pretax                 pretax
                                                         Amount  income        Amount   income
                                                         -------------------------------------
Computed "expected" income tax expense                 $   915,992  34.0%        852,457   34.0%
Increases (reductions) in
   taxes resulting from:
   Bad debt deduction                                      (26,737) (1.0)         (8,400)   (.4)
   State income tax, net of
        Federal income tax effect                           72,771   2.7          70,584    2.8
   Accretion of purchase
        method adjustments                                 (23,968)  (.9)        (26,276)  (1.0)
   Other                                                    46,410   1.8           5,035     .2
                                                           -------------------------------------

        Total income tax expense                           984,468  36.6%        893,400   35.6%
                                                           =====================================


During the first quarter of 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the Company to change its method of accounting for income taxes from the deferred method to the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Under SFAS No. 109, the effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company elected to apply the statement on a prospective basis through a cumulative effect of a change in accounting principle. The adoption of SFAS No. 109 resulted in a favorable net effect on 1993 earnings of $127,150.





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